SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1999




                      Interactive Flight Technologies, Inc.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                      ------------------------------------
                 (State or other jurisdiction of incorporation)



             0-25668                             11-3197148
        -----------------               ----------------------------
    (Commission File Number)          (IRS Employer Identification No.)


             4041 N. Central Avenue, Suite B 200, Phoenix, AZ 85012
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          (Address of principal executive offices, including zip code)




                                 (602) 200-8900
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                         (Registrant's telephone number)






                                 Not Applicable
                      ------------------------------------
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets

     On May 17, 1999, Interactive Flight Technologies, Inc. (the "Company") acquired 1,055,745 shares of the common stock and 2,495,400 shares of the Series D Convertible Preferred Stock of The Network Connection, Inc., a Georgia corporation ("TNC"), pursuant to the terms of that certain Asset Purchase and Sale Agreement (the "Agreement") by and between the Company and TNC dated April 29, 1999 (the "Transaction"). The common stock of TNC trades on the NASDAQ Small Cap Market under the symbol "TNCX."

     The consideration paid by the Company for all of such shares consisted of certain assets relating to TNC's Interactive Entertainment Division, including all fixed assets, inventory, intellectual property rights and other intangibles, prepaid expenses and other property of IFT used in such Division, plus cash in the amount of $4,250,000. The cash which comprised a portion of the assets transferred to TNC was taken from the Company's working capital reserves. As part of the Transaction TNC also assumed certain liabilities related to the IFT assets transferred.

     The TNC common shares acquired by the Company in the Transaction, when combined with the number of TNC common shares into which the shares of Series D Convertible Preferred Stock acquired by the Company in the Transaction can be converted, equal 60% of all of the then outstanding common stock of TNC on a fully diluted basis, as defined in the Agreement. However, TNC does not currently have a sufficient number of common shares authorized to permit such a conversion.

     Each share of common stock of TNC is entitled to one vote. Each share of Series D Convertible Preferred Stock of TNC is entitled to 6.05 votes; however, notwithstanding the voting rights, the shares of Series D Convertible Preferred Stock cannot be voted if the number of voting shares which would then be held by TNC as a result of the Transaction would exceed 19.99% of the voting shares then outstanding until the TNC shareholders have approved of the Transaction or until July 15, 1999, whichever first occurs.

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     In connection with the Transaction, TNC received the favorable opinion from
ValueMetrics, Inc. financial advisors retained by TNC for purposes of the transaction, that consideration paid in connection with the Transaction was fair to TNC and its shareholders from a financial point of view. ValueMetrics, Inc. had no prior relationship to the Company or TNC prior to this engagement.

     In the Agreement, IFT agreed for a three (3) year time period not to (i) engage in any Competitive Business (as defined in the Agreement), (ii) solicit or accept business for any Competitive Business from anyone who is or becomes an active or prospective customer of TNC or its affiliates or who was an active or prospective customer of the Business at or prior to the Closing Date of the Transaction, (iii) solicit for employment or hire any employee of TNC or its affiliates, or (iv) attempt to do any of the things or assist anyone else in doing any of the things specified in (i), (ii), or (iii) above.

     Prior to the Transaction, there was no relationship between the Company and TNC except:

     1. On May 11, 1999, the Company had acquired 1,500 shares of Series B 8% Convertible Preferred Stock of TNC, Stated Value $1,000 per share, (the "Series B Preferred Stock") from Shaar, and had simultaneously acquired directly from TNC 800 shares of newly issued Series C 8% Convertible Preferred Stock, Stated Value $1,000 per share (the "Series C Preferred Stock").

     The Series B Preferred Stock is convertible into the Common Stock of TNC at a conversion price equal to the lowest of (a) 75% of the Average Price (as defined in the Articles of Amendment to the Articles of Incorporation of The Network Connection, Inc., dated as of April 29, 1999) of TNC's Common Stock calculated at the time of conversion; or (b) 75% of such Average Price calculated as if April 29, 1999 were the conversion date.

     The holders of Series B Preferred Stock have no voting power.

     The Series C Preferred Stock is convertible into Common Stock of TNC at a conversion price equal to the lowest of (a) $2.6875 per share; (b) 66.67% of the Average Price per share of TNC Common Stock (as defined in the Articles of Amendment to Articles of Incorporation of TNC dated April 30, 1999 re:


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Designations, Preferences and Rights of Series C Preferred Stock, filed May 5,
1999 (the "Series C Designations")); or (c) at a reduced price pursuant to
Section 6.5 of the Series C Designations. The Company also received $1,030,000 in cash from Shaar as part of the transaction. In consideration of the forgoing, the Company issued to Shaar 3,000 shares of its Series A Convertible Preferred Stock, and waived all defaults of TNC on and with respect to the Series B Convertible Preferred Stock to and including May 10, 1999.

     The holders of Series C Preferred Stock have no voting power, except that in the event that on or before July 15, 1999, TNC's Articles of Incorporation have not been amended to increase the number of authorized shares of Common Stock sufficiently to permit TNC to issue to the Company, upon the exercise of all options and warrants and the conversion of all convertible securities held by the Company, that number of shares of Common Stock necessary to satisfy TNC's obligations under all such securities, then the shares of Series C Preferred Stock, in combination with the shares of Series B Preferred Stock, shall entitle the holders thereof to cast that number of votes at any duly called meeting of the stockholders of TNC which, when added to the shares of Common Stock held by any of the holders of the Series B Preferred Stock and Series C Preferred Stock on the record date for such stockholder meeting, shall be necessary to equal a majority of the number of votes entitled to be cast at such stockholder meeting by the holders of all voting shares of TNC.

     2. Prior to the Transaction, TNC was indebted to the Company in the approximate principal amount of $750,000. On May 10, 1999, TNC executed a Fourth Allonge to the Secured Promissory Note evidencing such loan. Pursuant to such Fourth Allonge the balance due from TNC to the Company became convertible into shares of the Series C Preferred Stock at a conversion price of $1,000 per share. The Series C Preferred Stock, in turn, is convertible to Common Stock of TNC as described above and in the Series C Designations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The financial statements, pro forma financial information and Exhibits filed as part of this report are set forth below:

     (a)  Financial statements of businesses acquired:

          (i) Financial statements of TNC for the two fiscal years ended December 31, 1997 and December 31, 1998.

          (ii) Financial statements of TNC for the three month period ended March 31, 1999.

     (b)  Pro forma financial information: To be filed by amendment.

     (c)  Exhibits

          2.1 Asset Purchase and Sale Agreement dated as of April 29, 1999 by and between Interactive Flight Technologies, Inc. and The Network Connection, Inc.

          2.2 First Amendment to Asset Purchase and Sale Agreement dated as of May 14, 1999 by and between Interactive Flight Technologies, Inc. and The Network Connection, Inc.

          23.1 Consent of ValueMetrics, Inc. (contained in Opinion of ValueMetrics, Inc. addressed to TNC dated May 14, 1999, below)

          99.1 Certificate of Designations of Series B Convertible Preferred Stock of TNC dated October 23, 1998

          99.2 Amendment dated as of April 29, 1999 to Certificate of Designations of Series B Convertible Preferred Stock of TNC


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          99.3  Certificate of Designations of Series C Convertible Preferred
                Stock of TNC dated as of April 30, 1999

          99.4 Certificate of Designations of Series D Convertible Preferred Stock of TNC dated as of May 5, 1999

          99.5 Secured Promissory Note Dated January 26, 1999 made by TNC and payable to the order of the Company

          99.6  Allonge to Secured Promissory Note Dated January 29, 1999

          99.7  Second Allonge to Secured Promissory Note Dated March 19, 1999

          99.8  Third Allonge to Secured Promissory Note Dated March 24, 1999

          99.9  Fourth Allonge to Secured Promissory Note Dated May 10, 1999

          99.10 Opinion of ValueMetrics, Inc. addressed to TNC dated May 14,
                1999



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                  INTERACTIVE FLIGHT TECHNOLOGIES, INC.
                                                    Registrant


                                  By: /s/ Irwin L. Gross
                                      ------------------------------------
                                       Irwin L. Gross, Chief Executive Officer

Date:  May 28, 1999